PREFERRED STOCK PURCHASE AGREEMENT



           This  is an Agreement dated March 19, 1997 between Gould Electronics

Inc. ("GOULD"), an  Ohio  corporation,  as  assignee  of Gould Inc., and Encore

Computer  Corporation  ("ENCORE"),  a  Delaware corporation,  relating  to  the cancellation by Gould of the Exchanged Indebtedness (as that term is defined in

Paragraph 1.2) in exchange for shares of  Series  I  Convertible Stock (as that term is defined in Paragraph 1.1).

           NOW, THEREFORE, Gould and Encore agree as follows:

                               ARTICLE I

                          PURCHASE OF SHARES

           1.1  ISSUANCE OF SHARES.  At the Closing described in Paragraph 2.1,

Encore  will  issue to Gould 400,000 shares of Series I  Convertible  Preferred

Stock of Encore  with  the  powers, rights and preferences set forth on EXHIBIT

1.1 (the "SERIES I CONVERTIBLE STOCK").

           1.2  CONSIDERATION  FOR  SHARES.   The  consideration  to be paid by

Gould  for  the  shares  of  Series  I Convertible Stock to be issued to  Gould pursuant to Paragraph 1.1 will be cancellation  of  the Exchanged Indebtedness.

As used in this Agreement, the term "EXCHANGED INDEBTEDNESS"  means $40,000,000 of  revolving  credit  loans outstanding under the Amended and Restated  Credit

Agreement between Encore  and Gould dated as of March 17, 1995, as amended (the

"LOAN AGREEMENT") .

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                              ARTICLE II

                              THE CLOSING

           2.1  TIME AND PLACE  OF CLOSING.  The closing (the "CLOSING") of the issuance of the shares of Series  I Convertible Stock pursuant to Paragraph 1.1 will take place at the offices of Rogers  &  Wells,  200 Park Avenue, New York,

New York, at 3:00 p.m. New York City time, on March 19,  1997,  or  such  other place,  time  and  date  as Gould and Encore may agree in writing (the "CLOSING

DATE").

           2.2  ITEMS TO BE  DELIVERED  BY  ENCORE TO GOULD AT CLOSING.  At the

Closing, Encore will deliver to Gould the following:

           (a)  Certificates  representing  all  of  the  shares  of  Series  I

Convertible Stock to be issued to Gould pursuant  to  Paragraph 1.1, registered in the name of Gould.  These certificates shall be legended  to the effect that the  shares  represented  by  them were issued in a transaction which  was  not registered under the Securities  Act  of 1933, as amended, and those shares may only be sold or transferred in a transaction which is registered under that Act or exempt from the registration requirements of that Act.

           (b)  A  copy, executed by Encore  and  Indian  Creek  Capital,  Ltd.

("INDIAN CREEK"), as  assignee  of  Kenneth G. Fisher, of an Eighth Amended and

Restated Registration Agreement (the  "REGISTRATION  AGREEMENT"), substantially in the form of EXHIBIT 2.2-B.

           (c)  A  copy,  executed  by Indian Creek and Encore,  of  the  Third

Amendment  to  the  Second  Amended and Restated  Stockholders  Agreement  (the

"STOCKHOLDERS AGREEMENT AMENDMENT"),  substantially in the form of EXHIBIT 2.2-

C.

           (d)  An agreement by Kenneth  G.  Fisher to vote all shares of stock of Encore which he owns or has the power to vote  in favor of amending Encore's

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certificate of incorporation to increase the number  of  shares of common stock it is authorized to issue to 300,000,000 shares.

           2.3  ITEMS TO BE DELIVERED BY GOULD TO ENCORE AT  CLOSING.   At  the

Closing, Gould will deliver to Encore copies of the following documents:

           (a)  The   Registration   Agreement,   executed  by  Gould  and  EFI

International, Inc. ("EFI").

           (b)  A document (the "ACKNOWLEDGEMENT OF CANCELLATION"), executed by

Gould, in which Gould acknowledges cancellation of the Exchanged Indebtedness.

           (c)  A letter, executed by Gould, in which  Gould  acknowledges that it will be acquiring the shares of Series I Convertible Stock to  be  issued to it pursuant to Paragraph 1.1 for investment and not with a current view  toward their sale or distribution.

           (d)  The  Stockholders  Agreement  Amendment,  executed by Gould and

EFI.

           (e)  Written  consents  executed by Gould in its capacities  as  the holder of 728,722 shares of Series B  Convertible  Preferred  Stock  of Encore,

123,890  shares  of  Series  D Convertible Preferred Stock of Encore, 1,139,789

shares of Series E Convertible  Preferred  Stock  of  Encore, 533,333 shares of

Series F Convertible Preferred Stock, 572,289 shares of  Series  G  Convertible

Preferred Stock and 350,000 shares of Series H Convertible Preferred Stock, and a  written  consent  executed  by EFI, in its capacity as the holder of 991,184 shares of Series D Convertible Preferred  Stock  of  Encore, each approving the creation and designation of the Series I Convertible Stock  and the issuance of the  Series  I  Convertible  Stock pursuant to Paragraph 1.1 of this  Agreement

(share amounts exclude accrued dividends with respect to each of the above) .

           (f)  An agreement by Gould to vote all shares of Encore common stock or Series A Convertible Participating  Preferred Stock of Encore (or any shares

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of any other class or series of Encore stock  which  is entitled to vote) which

Gould owns or has the power to vote in favor of amending  Encore's  certificate of  incorporation  to  increase  the  number  of  shares of common stock it  is authorized to issue to 300,000,000 shares.



                              ARTICLE III



                    REPRESENTATIONS AND WARRANTIES



           3.1  REPRESENTATIONS  AND WARRANTIES OF ENCORE.   Encore  represents

and warrants to Gould as follows:

           (a)  Encore and each of  its  subsidiaries  is  a  corporation  duly organized,  validly  existing  and  in  good  standing  under  the  laws of the

jurisdiction  of  its  incorporation.   Encore and each of its subsidiaries  is

qualified to do business as a foreign corporation in each jurisdiction in which qualification  is  required,  except jurisdictions  in  which  the  failure  to qualify, in the aggregate, will  not have a material adverse effect upon Encore and its subsidiaries taken as a whole.

           (b)  This Agreement has  been  duly  executed  by  Encore  and, upon receipt of the consents referred to in Paragraph 2.3(e), is authorized  by  all necessary  corporate  action  on the part of Encore, and is a valid and binding agreement of Encore, enforceable  against  Encore in accordance with its terms.

Encore has all corporate power and authority  necessary  to  enable it to carry out  the  transactions  contemplated  by  this Agreement, upon receipt  of  the consents referred to in Paragraph 2.3(e). Neither  the execution or delivery by

Encore of this Agreement or any document contemplated by this Agreement nor the

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consummation by Encore of the transactions contemplated  by  this  Agreement or any  document contemplated by this Agreement will violate, result in  a  breach of, constitute  a  default  under,  or  give  any  party other than Encore or a subsidiary  of  Encore  the  right  to  terminate,  or  modify  the  rights  or obligations of Encore or any of its subsidiaries under, (i)  subject to receipt of the consents referred to in Paragraph 2.3(e), any agreement or instrument to which Encore or any of its subsidiaries is a party or by which  any  of them is bound, (ii) any statute, ordinance or other law to which Encore or any  of  its subsidiaries  is  subject,  (iii)  any  rule  or regulation of any governmental agency having jurisdiction over Encore or any of  its  subsidiaries,  (iv)  any license,  permit  or  other governmental authorization held by Encore or any of its subsidiaries, or (v)  any  order  or  decree  of  any court or governmental agency  having jurisdiction over Encore or any of its subsidiaries  or  any  of their assets.

           (c)  Except  as disclosed on EXHIBIT 3.1-C, no governmental filings,

authorizations, approvals  or  consents,  or  other  governmental  action,  are required  to  permit Encore to fulfill all its obligations under this Agreement or any document contemplated by this Agreement.

           (d)  When  executed  and  delivered at the Closing, the Stockholders

Agreement Amendment, the Second Amended and Restated Stockholders Agreement, as

previously amended and as amended by the  Stockholders Agreement Amendment, and the Registration Agreement (together, the "ENCORE  AGREEMENTS")  will each be a valid  and  binding  agreement of Encore and Indian Creek, enforceable  against each of them in accordance with their respective terms.

           (e)  The only  authorized  stock  of Encore is 200,000,000 shares of common  stock,  par value $.01 per share, and 10,000,000  shares  of  preferred stock, par value  $.01  per  share,  and  the  only  series  of preferred stock authorized  by the Board of Directors of Encore is 73,641 shares  of  Series  A

Convertible  Participating  Preferred  Stock,  1,000,000  shares  of  Series  B

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Convertible Preferred Stock, 1,500,000 shares of Series D Convertible Preferred

Stock, 1,500,000  shares  of  Series  E  Preferred Convertible Stock, 1,000,000

shares of Series F Convertible Preferred Stock,  1,000,000  shares  of Series G

Convertible  Preferred  Stock, 700,000 shares of Series H Convertible Preferred

Stock, and 800,000 shares  of  Series I Convertible Preferred Stock and 246,154 shares  of  Series  J  Convertible Participating  Preferred  Stock  ("Series  J

Convertible Stock").  At the date of this Agreement, the only outstanding stock of Encore is not more than  37,300,000 shares of common stock, 73,641 shares of

Encore Series A Convertible Participating  Preferred  Stock,  728,722 shares of

Series B Convertible Preferred Stock, 1,115,074 shares of Series  D Convertible

Preferred  Stock,  1,139,782  shares  of Series E Convertible Preferred  Stock,

533,333  shares of Series F Convertible  Preferred  Stock,  572,289  shares  of

Series G Convertible Preferred Stock and 350,000 shares of Series H Convertible

Preferred  Stock.   Except  as disclosed in Encore's Annual Report on Form 10-K for the year ended December 31,  1995  (the  "1995 10-K") or its Report on Form

10-Q  for  the  period  ended  September 30, 1996 (the  "September  10-Q"  and,

together with the 1995 10-K, the  "Encore  Reports") or shown on EXHIBIT 3.1-E,

Encore  does  not  have any outstanding options,  warrants  or  convertible  or exchangeable securities,  and  Encore  is  not  a party to any other agreements

(other than this Agreement), which require, or upon  the  passage  of time, the payment  of  money  or the occurrence of any other event may require Encore  to issue any of its stock.

           (f)  When  issued  as  contemplated in this Agreement, the shares of

Series I Convertible Stock to be issued  to Gould pursuant to Paragraph 1.1 (i)

will all be duly authorized, validly issued,  fully  paid and nonassessable and will have the powers, rights and preferences set forth  on EXHIBIT 1.1 and (ii)

will be the only outstanding shares of Series I Convertible Stock.  When shares

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

of common stock or of Series J Convertible Stock are issued  on  conversion  of such  shares of Series I Convertible Stock, and when shares of common stock are issued  on  conversion  of  Series  J Convertible Stock, those shares of common stock or Series J Convertible Stock will  be  duly  authorized, validly issued,

fully paid and nonassessable, and the shares of Series J Convertible Stock will

have  the  rights  and  preferences  set forth on EXHIBIT  3.1-F.   When  Gould

receives the shares of Series I Convertible  Stock  to be issued to it pursuant to  Paragraph  1.1,  it will own such shares free and clear  of  any  liens  or encumbrances attributable  to  Encore,  other  than restrictions imposed by the

Stockholders Agreement.

           (g)  The  subsidiaries of Encore are set  forth  on  EXHIBIT  3.1-G.

Except as set forth on  EXHIBIT 3.1-G, each of the subsidiaries is wholly owned by Encore.  Neither Encore  nor  any  of those subsidiaries has any outstanding options, warrants or convertible or exchangeable  securities,  or is a party to any  other  agreements  (other  than  the Security Documents (as that  term  is defined in the Loan Agreement) and except as set forth on EXHIBIT 3.1-G), which require, or upon the passage of time, the payment of money or the occurrence of any other event, may require Encore or  any  of  those subsidiaries to issue or transfer any stock or other ownership interests in any of those subsidiaries.

           (h)  Each   of   the   Encore  Reports,  including   the   documents

incorporated by reference in each of  the  Encore  Reports,   contains  all the

information  required  to  be  included  in  it and does not contain any untrue statement of a material fact or omit to state  a  material  fact  necessary  in order  to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements included in the

1995 10-K  all  were,  and  the financial information in the September 10-Q was derived from financial statements  which  were,  prepared  in  accordance  with

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

generally  accepted  accounting  principles,  consistently applied, and present fairly  the consolidated financial position, results  of  operations  and  cash flows of  Encore  and  its  subsidiaries  at the dates, and for the periods, to which they apply.  Since September 30, 1996,  Encore  has  made all disclosures about  its  activities  and  financial  condition  required  by the  Securities

Exchange Act of 1934, as amended, and the rules under that Act.   Except as set

forth  on  EXHIBIT  3.1-H, since September 30, 1996 there has been no  material adverse change in (i)  the  consolidated  financial condition of Encore and its subsidiaries, (ii) the consolidated results  of  operations  of  Encore and its subsidiaries  compared  with  the consolidated results of operations  of  those corporations for the same period  of the prior year, or (iii) the operations or prospects of Encore and its subsidiaries taken as a whole.  For the purposes of this Paragraph, (x) an adverse change  in  financial condition will be material if  it  is  a  material reduction of working capital,  tangible  net  worth  or shareholders' equity,  and  (y) an adverse change in results of operations will be material if it is a material  reduction in total revenues, net income before income taxes or net income.  As a  result  of  the transactions contemplated by this Agreement, following the Closing, Encore, as a separate entity, and Encore and its subsidiaries as a consolidated group, will each be solvent.

           (i)  Encore and each of its subsidiaries  has  filed when due (after the  taking into account of extensions) all national (including  United  States federal), state and local tax returns which they have been required to file and have paid all taxes shown on those returns to be due.  Each tax return filed by

Encore  or a subsidiary has been a complete and correct return and has reported all taxable  items  and  taxes  which  were required to be reported, other than items as to which there was substantial  authority  to  support a position that the items need not be reported and for which there are adequate reserves on the

consolidated financial statements included in the Encore  Reports.   The United

States federal corporate income tax returns of Encore have been audited, or the period  of  limitations  has expired, with regard to all years to and including

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

the year ended December 31, 1989.  Except as described on EXHIBIT 3.1-I, (i) no tax return filed by Encore  or  any  of  its  subsidiaries  is the subject of a pending audit, (ii) no deficiency has been asserted against Encore  or  any  of its  subsidiaries  with  regard  to  any tax return filed by it, other than (x)

deficiencies which are being contested  in  good  faith and for which there are adequate reserves on the financial statements included  in  the Encore Reports,

or (y) deficiencies which have been satisfied, and (iii) except as described on

EXHIBIT  3.1-I,  neither  Encore  nor any of its subsidiaries has  granted  any extensions of the time for the assessment of any taxes.

           (j)  Encore  and  each of  its  subsidiaries  has  complied  in  all material  respects with the requirements  of  the  Employee  Retirement  Income

Security Act of 1974, as amended ("ERISA"), and of the Internal Revenue Code of

1986, as amended  (the  "CODE"), and all other applicable laws and regulations,

with regard to each of the  "employee  benefit  plans"  within  the  meaning of

Section  3(3)  of  ERISA  under which any of them is providing compensation  or benefits to any of their employees  which  is or was subject to ERISA, the Code or other applicable laws or regulations.  No employee benefit plan which Encore or  any  of  its  subsidiaries  maintains  or  sponsors  has  (i)  incurred  an

"accumulated funding deficiency," as that term is used in Section 412(a) of the

Code, whether or not waived, (ii) been the subject  of a "reportable event," as that term is used in Section 4043(b) of ERISA (except  to  the extent reporting has been waived by the Pension Benefit Guaranty Corporation ("PBGC")), or (iii)

resulted, or is expected to result, in termination liability to the PBGC.

           (k)  Except as described in EXHIBIT 3.1-K, Encore  has  not received any notice from any governmental authority, or otherwise become aware, that any facility  owned  or  leased by it, or any operation being conducted by  it,  is

violating  any  applicable   law  or  regulation  regarding  the  discharge  of

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pollutants or other hazardous  substances into the atmosphere, contamination of soil or ground water, storage of hazardous substances or other matters relating to protection of the environment.

           (l)  All  the  documentation   constituting   Licensed  Intellectual

Property, as that term is defined in an Intellectual Property License Agreement between  Encore  and  Encore  Computer U.S., Inc. and Gould Inc.  dated  as  of

January 28, 1991 (the "Intellectual  Property  Agreement"),  including  but not limited  to  all  documentation  relating  to  Encore  Enhancements  and Encore

Derivative  Works,  as  those  terms  are  defined in the Intellectual Property

Agreement, has been deposited with Barnett Bank (the "Escrow Agent"), as escrow agent,  or it has been deposited in On-Site Escrow  Deposit  under  an  Escrow,

Access and Training Agreement dated as of January 28, 1991 among Encore, Encore

Computer   U.S.,   Inc.   and  Gould  Inc.  (the  "Escrow  Agreement")  (except

documentation which is currently  being  worked  on).   The  most recent day on

which  documentation  was  deposited  with  the Escrow Agent under  the  Escrow

Agreement was January 27, 1997.  The Licensed  Intellectual Property is all the

intellectual property used by Encore with regard  to  all  the  products  which

Encore is manufacturing, or which are being developed by Encore, at the date of this Agreement (except materials which are currently being worked on).

           3.2  REPRESENTATIONS AND WARRANTIES OF GOULD.  Gould represents  and warrants to Encore as follows:

           (a)   Gould is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

           (b)  This  Agreement  has been duly executed by Gould and authorized by all necessary corporate action  on  the  part  of  Gould  and is a valid and binding  agreement of Gould, enforceable against Gould in accordance  with  its terms.  Gould  has  all corporate power and authority necessary to enable it to

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carry out the transactions  contemplated  by this Agreement.  When delivered at the Closing, the Registration Agreement, the  Stockholders Agreement Amendment,

the Acknowledgment of Cancellation and the stockholder's  consents of Gould and

EFI referred to in Section 2.3(e) (together, the "GOULD AGREEMENTS"), will each be a valid and binding agreement of Gould, enforceable against Gould or EFI, as the  case  may  be,  in  accordance with its terms.  Neither the  execution  or delivery by Gould of this  Agreement  or  any  document  contemplated  by  this

Agreement  nor  the  consummation  by Gould of the transactions contemplated by this Agreement or any document contemplated  by  this  Agreement  will violate,

result in a breach of, or constitute a default under (i) except as set forth on

EXHIBIT  3.2-B,  any  agreement  or  instrument  to  which Gould or any of  its subsidiaries  is a party or by which any of them is bound,  (ii)  any  statute,

ordinance or other  law  to  which Gould or any of its subsidiaries is subject,

(iii) any rule or regulation of  any  governmental  agency  having jurisdiction over  Gould  or  any  of  its subsidiaries, (iv) any license, permit  or  other governmental authorization held by Gould or any of its subsidiaries, or (v) any order or decree of any court  or  governmental  agency having jurisdiction over

Gould or any of its subsidiaries or any of their assets.

           (c)  Except as disclosed on EXHIBIT 3.2-C,  no governmental filings,

authorizations,  approvals  or  consents,  or  other governmental  action,  are required to permit Gould to fulfill all its obligations under this Agreement or any document contemplated by this Agreement.

           (d)  Gould is the owner of all right,  title  and interest in all of the  Exchanged  Indebtedness  and  has  the  right to surrender  the  Exchanged

Indebtedness as contemplated by this Agreement  as consideration for the Series

I  Convertible  Stock to be issued to it pursuant to  Paragraph  1.1  and  such

Exchanged Indebtedness is not subject to any lien.

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           3.3  INDEMNIFICATION.   If  any representation or warranty contained

in Paragraph 3.1 or 3.2 or in any certificate  delivered  at  or  prior  to the

Closing is not correct in any respect, the party which gave that representation or  warranty  will  indemnify  the other party against, and will hold the other party harmless from, all liabilities,  costs  and expenses, including legal and accounting fees and disbursements and costs of  settlements or judgments, which that  other  party  suffers  because  the  facts  were not  as  represented  or warranted,  so  that,  after  taking  account  of any applicable  tax  benefits resulting from the facts which were not as represented  or  warranted,  and any applicable  taxes  resulting from the indemnification payments, the indemnified party will be in the same position in which it would have been if the facts had been as represented or warranted.


                              ARTICLE IV

                     ACTIONS PRIOR TO THE CLOSING

           4.1  LIMITATIONS  ON  ACTS  OF  ENCORE.  Encore agrees that from the date  this  Agreement  is  signed  to  the  date of  the  Closing  it  and  its subsidiaries will, except with the written consent of Gould:

           (a)  Operate  its  business  and  the   business   of  each  of  its

subsidiaries  in  a  manner  consistent with the manner in which it  was  being operated at the date of this Agreement.

           (b)  Comply in all  material  respects  with all applicable laws and regulations  of  governmental  agencies, other than laws  and  regulations  the applicability of which Encore or  a  subsidiary of Encore is contesting in good faith.

           (c)  Not issue or agree to  issue  any stock, or any options, rights or convertible or exchangeable securities, or enter  into  any other agreements

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(except  as  set  forth  on  EXHIBIT  4.1-C)  by  which  Encore or any  of  its subsidiaries  is, or upon the passage of time, the payment  of  money,  or  the occurrence of any  other  event  may be, required to issue any stock, except as contemplated by this Agreement.

           4.2  EFFORTS TO FULFILL CONDITIONS.  Gould will use its best efforts to cause all the conditions set forth in Paragraph 5.1 to be fulfilled prior to or at the Closing, and Encore will  use  its  best  efforts  to  cause  all the conditions  contained  in  Paragraph  5.2  to  be  fulfilled prior to or at the

Closing.

                               ARTICLE V

                    CONDITIONS PRECEDENT TO CLOSING

           5.1  CONDITIONS PRECEDENT TO OBLIGATIONS OF ENCORE.  The obligations of  Encore  at  the  Closing  are  subject  to satisfaction  of  the  following conditions (any or all of which may be waived by Encore):

           (a)  The representations and warranties  of  Gould contained in this

Agreement will be true and correct in all  material respects at the date of the

Closing with the same effect as though made on that date,  and  Gould will have delivered  to Encore a certificate dated that date and signed by the  President or a Vice President of Gould to that effect.

           (b)  Gould  will  have  fulfilled  in  all material respects all its obligations under this Agreement required to have been fulfilled at or prior to the Closing.

           (c)  All government filings, authorizations,  approvals and consents listed on EXHIBIT 3.2-C shall have been completed or received, as appropriate.

           (d)  No  order will have been entered by any court  or  governmental authority and be in force  which invalidates this Agreement or restrains Encore from completing the transactions which are the subject of this Agreement.

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           (e)  Encore will have received an opinion of Rogers & Wells, counsel to Gould, to the effect that (i) Gould is a corporation duly organized, validly existing and in good standing  under  the laws of the State of Ohio; (ii) Gould has all corporate power and authority necessary to enable it to enter into this

Agreement and each of the Gould Agreements  and  to  carry out the transactions contemplated  by  this Agreement and each of the Gould Agreements;  (iii)  this

Agreement and each  of  the  Gould  Agreements  have  been  duly  executed  and delivered by Gould and each of them is a valid and binding obligation of Gould,

enforceable  against  Gould  in accordance with its terms, except to the extent enforceability may be affected  by  bankruptcy,  reorganization  or  other laws affecting the rights of creditors generally or equitable principles of  general application;  (iv)  the  consummation  of the transactions contemplated by this

Agreement and the Gould Agreements will  not violate, result in a breach of, or constitute  a default under, (A) any agreement  or  instrument  of  which  that counsel is aware,  after  a  reasonable investigation, to which Gould or any of its subsidiaries is a party or  by which any of them is bound, (B) any statute,

ordinance or other law to which Gould  or  any  of its subsidiaries is subject,

(C) any rule or regulation of any governmental agency  having jurisdiction over

Gould or any of its subsidiaries, (D) any license, permit or other governmental authorization held by Gould or any of its subsidiaries of which that counsel is aware, after reasonable investigation, or (E) any order or decree of which that

counsel  is  aware,  after  a  reasonable  investigation,  of  any   court   or

governmental  agency  having jurisdiction over Gould or any of its subsidiaries or  any of their assets;  and  (v)  no  governmental  filings,  authorizations,

approvals or consents or other governmental action are required to permit Gould to fulfill  all  its  obligations  under  this  Agreement and each of the Gould

Agreements.

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           5.2  CONDITIONS PRECEDENT TO OBLIGATIONS  OF GOULD.  The obligations of Gould at the Closing are subject to the following conditions  (any or all of which may be waived by Gould):

           (a)  The representations and warranties of Encore contained  in this

Agreement will be true and correct in all material respects at the date of  the

Closing  with the same effect as though made at that date, and Encore will have delivered  to Gould a certificate dated that date and signed by the Chairman of the Board, the President or a Vice President of Encore to that effect.

           (b)  Encore  will  have  fulfilled  in all material respects all its obligations under this Agreement required to have been fulfilled at or prior to the Closing.

           (c)  No order will have been entered  by  any  court or governmental authority and be in force which invalidates this Agreement  or restrains Encore from completing the transactions which are the subject of this Agreement.

           (d)  Gould will have received an opinion of Choate,  Hall & Stewart,

counsel to Encore, substantially in the form of EXHIBIT 5.2-D.

           (e)  Gould will have received an opinion of Mary F. Macomber,  Esq.,

General Counsel of Encore, substantially in the form of EXHIBIT 5.2-E.

           (f)  The  consents  of  third  parties listed on EXHIBIT 3.2-B shall have been obtained and shall be in form and substance satisfactory to Gould.

           (g)  Gould will have received a  certificate  dated the Closing Date and signed by the Chairman of the Board of Encore setting forth the most recent date  on  which  documentation was deposited with the Escrow  Agent  under  the

Escrow Agreement.

                              ARTICLE VI

                         STOCKHOLDERS MEETING

           6.1  HOLDING  OF MEETING.  Not later than June 30, 1997, Encore will hold a meeting of the holders  of  its common stock at which they will be asked to approve an amendment to Encore's  Certificate  of  Incorporation  which will authorize Encore to issue at least 300,000,000 shares of common stock.

           6.2  EFFORTS  TO OBTAIN STOCKHOLDER APPROVAL.  Not later than  April

30, 1997, Encore will file  with  the  Securities and Exchange Commission proxy materials  relating to the stockholders meeting  described  in  Paragraph  6.1.

Those proxy  materials  will  include  a  recommendation  by  Encore's Board of

Directors   that  Encore's  stockholders  approve  the  amendment  to  Encore's

Certificate of  Incorporation  described in Paragraph 6.1.  Encore will use its best efforts, including complying  with any comments received from the staff of the Securities and Exchange Commission,  to be able to mail the proxy materials

to its stockholders not later than May 31,  1997.   Encore  will  also take all

reasonable steps to cause its stockholders to approve the amendment to Encore's

Certificate of Incorporation described in Paragraph 6.1.





                              ARTICLE VII

                          ABSENCE OF BROKERS

           7.1  REPRESENTATIONS   REGARDING   BROKERS.    Each  party  to  this

Agreement represents and warrants to each other party that  nobody  acted  as a broker, a finder or in any similar capacity in connection with the transactions

which  are  the  subject  of  this  Agreement.   Each  party  to this Agreement
indemnifies each other party against, and agrees to hold each such  other party harmless  from,  all  liabilities and expenses (including reasonable attorneys'

fees) in connection with  any  claim  by anyone for compensation as a broker, a finder or in any similar capacity by reason  of  services allegedly rendered to the  indemnifying  party  in  connection with the transactions  which  are  the subject of this Agreement.


                             ARTICLE VIII

                             MISCELLANEOUS

           8.1  DEFINITION OF SUBSIDIARY.   As  used  in   this  Agreement with

respect to any specified entity, the term  "subsidiary" means  any other entity of which the specified entity, directly or indirectly, beneficially  owns fifty percent  or  more  in value of the equity or holds the voting control of  fifty percent or more of the voting equity.

           8.2  REIMBURSEMENT   FOR   EXPENSES  OF  TRANSACTION.   Encore  will

reimburse Gould for all out-of-pocket expenses  of Gould in connection with the transactions which are the subject of this Agreement and in connection with the preparation, negotiation, execution and delivery  of  this  Agreement  and  the documents,  instruments  and  agreements referred to in this Agreement.  Encore will bear its own expenses in connection  with  the  transactions which are the subject of this Agreement and in connection with the preparation,  negotiation,

execution  and  delivery  of this Agreement and the documents, instruments  and agreements referred to in this Agreement.

           8.3  ENTIRE AGREEMENT.   This  document, together with the documents

and  agreements to be delivered as provided  in  this  Agreement,  contain  the entire  agreement between Encore and Gould regarding the subject matter of this

Agreement  and  those  other documents.  All prior negotiations, understandings and agreements between Encore  and  Gould  are superseded by this Agreement and

such   other   documents,   and  there  are  no  representations,   warranties,
understandings or agreements  concerning the transactions which are the subject of this Agreement and those other  documents,  other  than  those expressly set forth in this Agreement and those other documents.

           8.4  EFFECT OF HEADINGS.  The article and paragraph headings are for reference  only,  and  do  not  affect  the meaning or interpretation  of  this

Agreement.

           8.5  PROHIBITION AGAINST ASSIGNMENT.  Neither this Agreement nor any right of any party under it may be assigned  by  any  party  hereto without the consent  of  the  other party and any purported assignment in violation  hereof shall be null and void.

           8.6  NOTICES.    Any  notice  or  other  communication  required  or

permitted to be given under this  Agreement  must  be  in  writing  and will be deemed  effective  when  delivered  in person or sent by facsimile, if promptly confirmed in writing, or on the third  day  after  the  day  on which mailed by first  class  mail from within the United States of America, to  the  following addresses:

           If to Encore:

                Encore Computer Corporation
                6901 West Sunrise Boulevard
                Fort Lauderdale, Florida  33313
                Attention:  Kenneth G. Fisher
                Facsimile No.:  (954) 797-5719

           with a copy to:

                Choate, Hall & Stewart
                Exchange Place
                53 State Street
                Boston, Massachusetts 02109
                Attention:  Cameron Read, Esq.
                Facsimile No.:  (617) 248-4000

           If to Gould:

                Gould Electronics Inc.
                35129 Curtis Boulevard

                Eastlake, Ohio  44095
                Attention:  General Counsel
                Facsimile No.:  (216) 953-5120

           with a copy to:

                Rogers & Wells
                200 Park Avenue
                New York, New York  10166
                Attention:  David W. Bernstein, Esq.
                Facsimile No.:  (212) 878-8375

           8.7  GOVERNING  LAW.   This  Agreement  will  be  governed  by,  and

construed under, the substantive laws of the State of New York.

           8.8  AMENDMENTS. This Agreement may be amended only by a document in writing signed by Gould and Encore.

           8.9  COUNTERPARTS.  This  Agreement  may be executed in  two or more counterparts,  each  of  which will be deemed an original,  but  all  of  which together will constitute one and the same  agreement.

           This Agreement  has  been executed on the day set forth on the first page and constitutes a binding agreement between the parties to it.


ENCORE COMPUTER CORPORATION           GOULD ELECTRONICS INC.

[CAPTION]
By:________________________           By:_____________________________________
   Name:                                 Name:
   Title:                                Title:

                                           EXHIBITS


Exhibit 1.1                      Certificate of Designations of Series I
                                 Convertible Stock

Exhibit 2.2-B                    Registration Agreement

Exhibit 2.2-C                    Stockholders Agreement Amendment

Exhibit 3.1-C Governmental Filings, Authorizations, Approvals or Consents of Encore

Exhibit 3.1-E                    Issued Options, Warrants or Convertible
                                 Securities and Agreements

Exhibit 3.1-F                    Certificate of Designations of Series J
                                 Convertible Stock

Exhibit 3.1-G                    Subsidiaries

Exhibit 3.1-H                    Material Adverse Changes

Exhibit 3.1-I                    Tax Return Information

Exhibit 3.1-K                    Environmental Violations

Exhibit 3.2-B                    Conflicts

Exhibit 3.2-C                    Governmental Filings, Authorizations,
                                 Approvals or Consents of Gould

Exhibit 4.1-C                    Issuance of Stock

Exhibit 5.2-D                    Form of opinion of Choate, Hall & Stewart

Exhibit 5.2-E                    Form of opinion of In-House Counsel to Encore

                      PREFERRED STOCK PURCHASE AGREEMENT

                                     DATED

                                March 19, 1997



                                    BETWEEN